EXHIBIT A

NEW MADISON PARK IV
LIMITED PARTNERSHIP
FACT SHEET


1.  Rehabilitation Financing:

    A.  First Mortgage Loan:

         (i)  Lender:   Philadelphia National
Bank ("PNB"), and
subsequently assigned
by CoreStates Bank
(successor to  PNB) to
Fleet Bank of
Massachusetts, N.A.

         (ii) Mortgage Amount:    Original principal of
$8,162,700, of which
the outstanding
balance of
$7,833,585.06 will be
assumed by the
Partnership as of the
Initial Closing

         (iii)     Note Date:     Original Note:
December 21, 1981
                   Allonge:  January 27,
1994

         (iv) Interest Rate: 12% per annum through
January 31, 2003;
thereafter, 5.725% per
annum

         (v)  Maturity Date: February 1, 2024

         (vi) Amortization:  Monthly payments of
interest and principal
(on level-annuity
amortization schedule)
over remainder of loan
term

         (vii)     Guarantor:     N/A

         (viii)    Recourse/Non Recourse:   Nonrecourse


    B.  Second Loan:

         (i)  Lender:   Madison Park Housing
Corporation

         (ii) Mortgage Amount:    Original principal
amount of $648,902;
outstanding balance of
$648,902 will be
assumed by the
Partnership at the
Initial Closing

         (iii)     Note Date:     As of May 9, 1996

         (iv) Interest Rate: 6.51%

         (v)  Maturity Date: April 30, 2026

         (vi) Amortization: Payments on account of interest and principal from and to the extent of Net Cash Flow;
entire outstanding
balance due and
payable at maturity

         (vii)     Guarantor:     N/A

         (viii)    Recourse/Nonrecourse:    Nonrecourse


    C.  FHLB Grant:

         (i)  Grantor:  Boston Bank of
Commerce (Affordable
Housing Program funds
from Federal Home Loan
Bank of Boston); grant
to Lower Roxbury
Community Corporation
("LRCC"), and assigned
by LRCC to the
Operating Partnership

         (ii) Amount:   $300,000


2.  Eligible Basis:     $11,293,997

3.  Qualified Basis:    $12,269,296

4.  GP Capital Contribution: $100

5.  Type of Credit:

    LIHC:  9% (rehabilitation)
           4% (acquisition)

6.  Rent-up Schedule:

    100% occupancy by December, 1996


7.  Projected Credit to the
    Investment Partnership:  $6,370,610

    A.   $220,918 in 1996
    B.   $637,061 per annum for each of
          the years 1997 through 2005, and
    C.   $416,143 for 2006.

8.  Total Projected Credit:  $6,434,960

    A.    $247,367 in 1996,
    B.    $643,496 per annum for each of
            the years 1997 through 2005, and
    C.    $396,129 for 2006.


9.  Tax Credit Application

    A.    Reservation Date
    B.    Reservation Amount
    C.    Allocation Date:   12/29/95
    D.    Allocation Amount  $643,496 per year


10. Apartment Complex:

    A.   Name:     Madison Park IV
Apartments
    B.   Address:  Boston, Massachusetts
    C.   County:   Suffolk
    D.   MSA: Boston
    E.   Type of Project:    Family

11. Median Income: $53,100

12. Kind of Apartments:      Unit      Basic     Utility
              Number    Sq ft     Rent Allowance

    2 Bedroom 126  ___  $1,156 - $1,222     $-0-
    3 Bedroom  17  ___  $1,376    $-0-

13. Rental Assistance:

    A.   Type:          N/A
    B.   Number of Units:
    C.   Term:
    D.   Amount:

14. Annual Operating Expense:     $919,949 in 1997;
inflated 3% per year
thereafter

15. Replacement Reserve Account:  $46,404 per year.

16. Amount of Annual Asset Management Fee to Boston
Capital: $7,500,
    commencing in 1997

17. Amount of Incentive Management Fee: $7,500 per year, commencing in 1997

18. Amount of Total Depreciable Base Allocated to Personal
Property:
    $328,334

19. Completion Date:  November, 1996 (Anticipated)

20. Total Capital Contribution of Investment Partnership:
$3,567,542

21.            Conditions
               on Capital
      Amount  Installment    Contributions

    $3,210,788     First     Latest of:(i)
Admission Date; (ii)
Initial Closing; and
(iii) receipt by the
Investment
Partnership of local
counsel opinion as
set forth in Section
5.04(a) of the
Partnership
Agreement;

    $267,566  Second    Latest of: (i)
Substantial
Completion; (ii)
State Designation or
(iii) receipt of
General Partner
Certification of the
construction,
development costs,
and Eligible Basis
of the Apartment
Complex, together
with Accountants'
report thereon; or
(iv) satisfaction of
all of the
conditions to the
payment of the First
Installment; and

    $89,188   Third     Latest of: (i)
Initial 100%
Occupancy Date; (ii)
Final Closing; (iii)
the occurrence of
Breakeven
Operations;
(iv) receipt by the
Investment
Partnership of the
federal income tax
return and audited
financial statements
for the Partnership
for the year in
which Breakeven
occurred; or (v)
satisfaction of all
of the conditions to
the payment of the
First and Second
Installments.

22. Fees, Special Distributions and other items to be paid from Capital Contributions

    A.   Development Fee:  $1,144,721
    B.   Special Distributions: $-0-

23. Development Services Fee paid to Boston Capital
Partners: $-0-

24. General Partner:    New Madison IV, Inc.

    Address:  122 DeWitt Drive
                   Roxbury, MA  02120

    Telephone:     (617) 445-1061

    FAX:      (617) 427-7030

    Contact:  Danette Jones

    Primary Contact:    (i) Through Initial
Closing: Trinity
Financial
(Consultant)
                   40 Broad Street,
Suite 905
                   Boston, MA  02109

                   Patrick Lee
                   (617) 482-0230

                   (ii) After Initial
Closing: Maloney
Properties, Inc.
                   200 Reservoir Street,
Suite 200
                   Needham, MA 02194

                   Contact: Susan
Stockard
                   Phone: (617) 449-
7887, Ext. 208

25. Ownership Interests:      Profits,
         Losses, and      Capital
    Cash
           Credits      Transactions
    Flow

    General Partner          1%        50%
    60%
    Investment Partnership        99%       50%
    40%

26. Management Agent:   Madison Park Village
Associates (a joint
venture of Madison
Park Properties, Inc.
and Maloney
Properties, Inc.)

    Contact:  Mark Maloney
              President (of Maloney Properties, Inc.)

    Address:  200 Reservoir Street
              Suite 200
              Needham, MA  02194

    Telephone:     (617) 449-7887

    Amount of Fee: 4% of gross
collections


27. Tax Return Preparer/Auditor:  Ziner & Company

    Contact:  Eric Darling/John
Mackey

    Address:  7 Winthrop Square
              Boston, MA 02110

    Telephone:     (617) 542-8880

28. Federal ID Number:  __________________

29. Operating Deficit Guarantees: Unlimited as to time and amount (also see
Section 8.18 of
Operating Partnership
Agreement)

30. Building Breakdown

              #1
    # of Units:    143
    Bin #'s:                 MA95-10045 through MA95-10059

cc: Boston Capital Communications Limited Partnership
    Accounting Department